Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
THE DAYTON POWER AND LIGHT COMPANY [Member]
Income Taxes [Line Items]
Income Taxes	Income Taxes

The following table details the effective tax rates for the three and nine months ended September 30, 2019 and 2018.

	Three months ended		Nine months ended
	September 30,		September 30,
	2019	2018	2019	2018
DP&L	(19.1)%	16.8%	4.7%	16.2%

Income tax expense for the nine months ended September 30, 2019 and 2018 was calculated using the estimated annual effective income tax rates for 2019 and 2018 of 4.5% and 17.1%, respectively. Management estimates the annual effective tax rate based on its forecast of annual pre-tax income. To the extent that actual pre-tax results for the year differ from the forecasts applied to the most recent interim period, the estimated rates could be materially different from the actual effective tax rates. DP&L’s effective combined state and federal income tax rate was (19.1)% and 4.7% for the three and nine months ended September 30, 2019, respectively. This is lower than the combined federal and state statutory rate of 21.6% primarily due to the net tax benefit related to the reversal of excess deferred taxes and the impact of the September 26, 2019 PUCO order which finalized the amount of excess deferred tax balances allocable to DP&L’s utility customers.

For the nine months ended September 30, 2019, DP&L’s current period effective tax rate for all operations was not materially different than the estimated annual effective rate.

DP&L’s components of income tax expense on continuing operations were as follows:

	Years ended December 31,
$ in millions	2018	2017	2016
Computation of tax expense
Federal income tax expense (a)	$22.2	$31.0	$50.1
Increases (decreases) in tax resulting from:
State income taxes, net of federal effect	0.6	0.4	0.4
Depreciation of flow-through differences	(4.3)	1.2	3.0
Investment tax credit amortized	(0.3)	(0.3)	(0.4)
Accrual (settlement) for open tax years	—	(0.5)	3.4
Other, net (b)	(0.5)	(0.7)	(10.5)
Total tax expense	$17.7	$31.1	$46.0

Components of tax expense
Federal - current	$1.4	$13.5	$37.7
State and Local - current	—	0.2	0.5
Total current	1.4	13.7	38.2

Federal - deferred	15.5	17.0	7.7
State and local - deferred	0.8	0.4	0.1
Total deferred	16.3	17.4	7.8
Total tax expense	$17.7	$31.1	$46.0

(a)	The statutory tax rate of 21% in 2018 and 35% in 2017 and 2016 was applied to pre-tax earnings.

(b)	Includes expense / (benefit) of $(0.7) million and $(0.4) million in the years ended December 31, 2017 and 2016, respectively, of income tax related to adjustments from prior years.

Effective and Statutory Rate Reconciliation
The following table summarizes a reconciliation of the U.S. statutory federal income tax rate to DP&L's effective tax rate, as a percentage of income from continuing operations before taxes for the years ended December 31, 2018, 2017 and 2016:

	Years ended December 31,
	2018	2017	2016
Statutory Federal tax rate	21.0%	35.0%	35.0%
State taxes, net of Federal tax benefit	0.6%	0.4%	0.3%
AFUDC - Equity	(0.1)%	1.4%	2.1%
Amortization of investment tax credits	(0.3)%	(0.4)%	(0.3)%
Depreciation of flow-through differences	(4.0)%	—%	—%
Other - net	(0.2)%	(1.3)%	(5.1)%
Effective tax rate	17.0%	35.1%	32.0%

Deferred Income Taxes
Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss carryforwards. These items are stated at the enacted tax rates that are expected to be in effect when taxes are actually paid or recovered. Investment tax credits related to utility property have been deferred and are being amortized over the estimated useful lives of the related property.

Components of Deferred Tax Assets and Liabilities
	December 31,
$ in millions	2018	2017
Net non-current assets / (liabilities)
Depreciation / property basis	$(130.6)	$(126.5)
Income taxes recoverable	25.0	11.0
Regulatory assets	(16.2)	(23.9)
Investment tax credit	0.5	0.4
Compensation and employee benefits	0.3	17.6
Other	(10.7)	(9.6)
Net non-current liabilities	$(131.7)	$(131.0)

U.S. Tax Reform
On December 22, 2017, the U.S. enacted the TCJA. The TCJA significantly changes U.S. corporate income tax law.

In 2017, we recognized the income tax effects of the TCJA in accordance with Staff Accounting Bulletin No. 118 (“SAB 118”) which provides SEC guidance on the application of FASC 740, Income Taxes, in the reporting period in which the TCJA was signed into law. Accordingly, our 2017 financial statements reflected the income tax effects of U.S. tax reform for which the accounting was complete and provisional amounts for those impacts for which the accounting under FASC 740 was incomplete, but a reasonable estimate could be determined.

We completed our calculation of the impact of the TCJA in our income tax provision for the year ended December 31, 2018 in accordance with our understanding of the TCJA and guidance available as of the date of this filing. As a result of this remeasurement, certain deferred tax assets and liabilities related to regulated utility property of $17.0 million and $135.2 million at December 31, 2018 and 2017 were recorded as regulatory liabilities and were non-cash adjustments. These amounts result from the remeasurement of certain deferred tax assets and liabilities as the rates changed from 35% to 21%. Additionally, consistent with the provisions of SAB 118, in 2018 we finalized the remeasurement of deferred tax asset balances transferred to AES Ohio Generation as part of Generation Separation which resulted in an additional $10.0 million return of capital to DPL in 2018.

The following table presents the tax expense / (benefit) related to pensions, postemployment benefits, cash flow hedges and financial instruments that were credited to Accumulated other comprehensive loss.

	Years ended December 31,
$ in millions	2018	2017	2016
Tax expense / (benefit)	$(0.3)	$4.0	$(7.0)

Uncertain Tax Positions
We apply the provisions of GAAP relating to the accounting for uncertainty in income taxes. A reconciliation of the beginning and ending amount of unrecognized tax benefits for DP&L is as follows:

$ in millions
Balance at December 31, 2016	$4.9
Calendar 2017
Tax positions taken during prior period	—
Lapse of Statute of Limitations	(0.1)
Balance at December 31, 2017	4.8
Calendar 2018
Tax positions taken during prior period	—
Lapse of Statute of Limitations	—
Balance at December 31, 2018	$4.8

Of the December 31, 2018 balance of unrecognized tax benefits, $4.8 million is due to uncertainty in the timing of deductibility.

We recognize interest and penalties related to unrecognized tax benefits in Income tax expense. The amounts accrued and tax expense / (benefit) recorded were not material for each period presented.

Following is a summary of the tax years open to examination by major tax jurisdiction:
U.S. Federal – 2011 and forward
State and Local – 2011 and forward

None of the unrecognized tax benefits are expected to significantly increase or decrease within the next twelve months other than those subject to expiring statute of limitations.